                                                                    Exhibit 99.1


                         AGREEMENT AND POWER OF ATTORNEY

     WHEREAS, the undersigned are beneficial owners, as determined pursuant to Rule 13d-3 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, of certain shares of Class B Common Stock, $.01 par value, of The Neiman Marcus Group, Inc. ("Class B Common Stock").

     WHEREAS, certain individuals, trustees and corporations have agreed to act together for certain purposes including acquiring, holding and disposing of Class B Common Stock.

     NOW, THEREFORE, the undersigned agree that:

          A joint statement containing the information required by Schedule 13D shall be filed with the Securities and Exchange Commission on behalf of each of the undersigned.

          The undersigned hereby severally constitute and appoint Richard A. Smith and Mark D. Balk and each of them singly, our true and lawful attorneys, with full power to them, and each of them to sign for us, and in our names and in the capacities indicated below, the Schedule 13D relating to the shares of Common Stock owned by us and any and all amendments thereto filed or to be filed with the Securities and Exchange Commission with respect to any agreement entered into by us relating to the Common Stock owned by us, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to said Schedule 13D and any and all amendments thereto.

/s/ Richard A. Smith                                        /s/ Nancy L. Marks
----------------------------------                          ----------------------------------
Richard A. Smith                                            Nancy L. Marks


/s/ Susan F. Smith                                          /s/ Cathy J. Lurie
----------------------------------                          ----------------------------------
Susan F. Smith                                              Cathy J. Lurie


/s/ Amy Smith Berylson                                      /s/ Jeffrey R. Lurie
----------------------------------                          ----------------------------------
Amy Smith Berylson                                          Jeffrey R. Lurie


/s/ John G. Berylson                                        /s/ Debra Smith Knez
----------------------------------                          ----------------------------------
John G. Berylson                                            Debra Smith Knez


/s/ Jennifer L. Berylson                                    /s/ Brian J. Knez
----------------------------------                          ----------------------------------
Jennifer L. Berylson                                        Brian J. Knez


/s/ Robert A. Smith                                         /s/ Dana A. Weiss
----------------------------------                          ----------------------------------
Robert A. Smith                                             Dana A. Weiss

                                                            MARIAN REALTY COMPANY
/s/ Mark D. Balk
----------------------------------                          /s/ Richard A. Smith
Mark D. Balk                                                ----------------------------------
                                                            By:  Richard A. Smith


/s/ Darline M. Lewis
----------------------------------                          SMITH MANAGEMENT COMPANY
Darline M. Lewis
                                                            /s/ Richard A. Smith
                                                            ----------------------------------
                                                            By:  Richard A. Smith



                                      -2-